CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


With respect to the Report on Form N-CSR filed for Dreyfus Founders Funds, Inc. (the "Funds") for the period ended June 30, 2005 (the "Report"), the undersigned hereby certify, to the best of their knowledge, to the following:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: August 30, 2005

                                                 /s/ Richard W. Sabo
                                                 ----------------------
                                                 Richard W. Sabo
                                                 Principal Executive Officer


                                                 /s/ Robert T. Kelly
                                                 ----------------------
                                                 Robert T. Kelly
                                                 Principal Financial Officer


These certifications shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. These certifications shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.